SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 9, 2004

Strategic Diagnostics Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive Newark, DE	19702

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 456-6789

ITEM 12.	Results of Operations and Financial Condition.

       On March 9, 2004, Strategic Diagnostics Inc. issued a press release announcing its hiring of a Vice President of Sales. A copy of that press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

	By:	/s/	Stanley J. Musial

Stanley J. Musial
Chief Financial Officer

Dated: March 10, 2004